Exhibit 10.15

Memorandum of Intention

Between

SOCHI STATE UNIVERSITY FOR TOURISM AND RECREATION
(SUTR)
and
VEMICS, Inc.

1.              The Purposes of the Memorandum of Intention

SUTR and VEMICS will carry our preparatory work aimed at creating a partner team for development and realization of joint language training program for university students as well as for various target groups of Sochi citizens considering pre-Olympic 2014 challenges. The following directions of cooperation have been determined:

•	Teaching foreign languages
•	Teaching Russian as a foreign language
•	Hospitality Industry programs

2.              Pre-Collaboration Activities

The parties agreed that the activities listed below must be completed before a formal collaboration agreement can be entered into:

•	Development of a joint plan of activities to attain status of official Olympic partner and search for funding sources
•	Organization of a joint presentation "Olympic Linguistic Center in Sochi" at the Investment Economic Forum "Sochi -2007"
•	Selection of educational resources and organization of study rooms
•	Establishing effective channels of communication

3.           Financial Matters

Certain costs will be incurred in relation to this agreement and in particular to the pre-collaboration activities. The parties agree that each party, for the present, shall bear its own costs.

4.          Collaboration

Upon successful completion of the pre-collaboration activities the parties will attempt to agree a basis for formal collaboration by way of an agreement containing appropriate and necessary memoranda/agreements covering the responsibilities of each party, financial arrangements, and administrative procedures.

5.           Effective Date and Term

This memorandum shall come into effect on the date of signing as specified below and shall continue until a collaboration agreement is signed or the parties agree not to proceed further.

6.           Confidentiality

Each party shall keep confidential all information and materials produced, acquired for or otherwise used in connection with this agreement and shall not use it for any other purpose than in pursuance of this agreement or disclose it to any person without the prior written consent of the party who owns it.

7.          Intellectual Property

Ownership of intellectual property shall vest in the party who creates it and shall be treated as confidential information unless specifically agreed otherwise by the parties

8.          Name and logo

Neither party shall use the name or logo, or any variation thereof, of the other without first obtaining written consent.

9.          Legal Effect

This agreement is not intended to be legally binding and no contract, partnership or joint venture is created by it.  Notwithstanding the foregoing, clauses 6, 7 and 8 shall survive the termination or expiry of this agreement.

10.        Termination

This memorandum may be terminated by:

a	mutual agreement between the parties prior to completion of the pre-collaboration activities; or

b	either party where the pre-collaboration activities evidence that collaboration is no longer viable; or
c.	completion of the pre-collaboration activities (whether this is successful or not).

Successful completion of the pre-collaboration activities is not a guarantee of a formal collaboration.

11.           Third Parties

A person who is not a party to this agreement shall have no rights to rely upon or enforce any term of this agreement provided that this does not affect any right or remedy of the third party which exists or is available apart from this Memorandum.

IN WITNESS whereof the undersigned being the duly authorized representatives of the respective parties, hereby sign and approve this memorandum.

Date August 30, 2007

For Sochi State University for Tourism and Recreation                                                                                  For VEMICS, Inc.

Andrey A Tatarinov                                                                                                                                              E. James Pennington
          Rector                                                                                                                                                                       President
Date August 30, 2007                                                                                                                                             Date August 30, 2007